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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                ________________



                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2005



                              PIVX SOLUTIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            NEVADA                      000-33625                87-0618509
 (State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)               File Number)          Identification No.)


                               23 CORPORATE PLAZA
                                    SUITE 280
                     NEWPORT BEACH, CALIFORNIA          92660
            (Address of Principal Executive Offices)  (Zip Code)

                                 (949) 999-1600 (Registrant's telephone number,
              including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Current Report Form 8-K dated April 3, 2005 of PivX Solutions, Inc. ("Company"), filed on April 7, 2005, included as Exhibit 16, a letter from the Company's previous independent auditor, Singer Lewak Greenbaum & Goldstein LLP, which referenced the incorrect date (March 6, 2005) for the Form 8-K containing the Item 4.01 disclosure relating to their resignation as the Company's independent auditors. This amended Current Report Form 8-K/A includes a revised
Exhibit 16 with the correct reference date. This Form 8-K/A does not otherwise amend in any manner the disclosure under Item 4.01 of the Form 8-K dated April 3, 2005.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              16 Letter dated April 14, 2005 from Singer Lewak Greenbaum & Goldstein LLP.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PIVX SOLUTIONS, INC.
                                               (Registrant)



                                      By: /s/ Scott D. Olson
                                           -------------------------------
                                           Name: Scott D. Olson
                                           Title: General Counsel and Secretary

Date:  April 14, 2005


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                                  EXHIBIT INDEX
                                  -------------


      Exhibit
       Number                           Description
       ------                           -----------

         16 Letter dated April 14, 2005 from Singer Lewak Greenbaum & Goldstein LLP.